Statement of Additional Information (SAI) Supplement — July. 25, 2012*

For the SAI dated July 1, 2012 for the following fund:

Columbia Seligman Communications and Information Fund

The portfolio manager reporting in Table 19. Portfolio Managers for the above mentioned fund is hereby superseded and replaced with the following:

Information provided as of December 30, 2011, unless otherwise noted.

Fund	Portfolio Manager	Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
		Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)
For funds with fiscal period ending December 30
Columbia Seligman Communications and Information	Paul Wick	3 RICs 8 other accounts	$790.14 million $553.83 million	None	Over $1,000,000	(2)	(20)
	Richard Parower	3 RICs 6 other accounts	$552.98 million $47.56 million	None	None
	Vishal Saluja	13 other accounts	$991.11 million	None	None
	Sushil Wagle	1 other account	$407,000	None	None
	Ajay Diwan(c)	3 RICs 5 other accounts	$806.95 million $0.65 million	None	None

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio manager began managing the fund after its fiscal year end; reporting information is provided as of June 30, 2012.

The rest of this section remains the same.

S-6500-47 A (7/12)

*	Valid until next update